Exhibit 10.13

VR HOLDINGS, INC.

STOCK PURCHASE WARRANT
Expiring August 30, 2015

1,000,000 Shares

Chester, Maryland

THIS IS TO CERTIFY that, for value received, STEPHEN H. MARCUS (the “Holder”) is entitled at any time from the date hereof, but prior to 5:00 p.m., Chester, Maryland time on August 30, 2015, subject to and upon the terms and conditions contained herein, to purchase up to 1,000,000 fully paid and non-assessable shares of the common stock, par value $0.000001 per share (the “Common Stock”) of VR HOLDINGS, INC., a Delaware corporation (the “Company”) at a purchase price of $0.10 per share (the “Exercise Price”) of the Common Stock, after taking into account the restricted nature of the shares of the Common Stock as described below (such number of the shares of the Common Stock and the purchase price being subject to adjustment as provided herein).  This Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Chester, Maryland time on August 30, 2015, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this Warrant shall become void on the date fixed for such dissolution.

1.

Covenants of the Company.  The Company covenants that, while this Warrant is exercisable (a) it will reserve from its authorized and unissued shares of the Common Stock a sufficient number of shares of the Common Stock to provide for the delivery of the shares of the Common Stock pursuant to the exercise of this Warrant, and (b) that all shares of the Common Stock which may be issued upon the exercise of this Warrant will be fully paid and non-assessable.

2.

Protection Against Dilution, Etc.  In any of the following events, occurring after the date of the issuance of this Warrant, appropriate adjustment shall be made in the number of shares of the Common Stock to be deliverable upon the exercise of this Warrant and the purchase price per share of the Common Stock to be paid, so as to maintain the proportionate interest of the Holder as of the date hereof (a) recapitalization of the Company through a split-up or reverse split of the outstanding shares of the Common Stock into a greater or lesser number, as the case may be, or (b) declaration of a dividend on the shares of the Common Stock, payable in shares of the Common Stock or other securities of the Company convertible into shares of the Common Stock, or (c) any of the events described in Paragraph 4 hereof.

3.

Merger, Etc.  In case the Company, or any successor, shall be consolidated or merged with another company, or substantially all of its assets shall be sold to another company in exchange for stock, cash or other property with the view to distributing such stock, cash or other property to its stockholders, each of the shares of the Common Stock purchasable by this Warrant shall be replaced for the purposes hereof by the securities of the Company or cash or property issuable or distributable in respect of one share of the Common Stock of the Company, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be made at the time thereof.  Provided, however, notwithstanding anything herein contained to the contrary, in the event that the terms of any such consolidation, merger or sale call for the distribution of any cash or property to the stockholders of the Company, no such cash or property shall be distributable to the Holder in connection with any unexercised portion of this Warrant, unless the Holder shall have exercised this Warrant pursuant to the terms of Paragraph 6 hereof and all other terms of this Warrant.

4.

Notice of Certain Events.  Upon the happening of any event requiring an adjustment of the Warrant purchase price hereunder, the Company shall forthwith give written notice thereof to the Holder stating the adjusted Warrant purchase price and the adjusted number of shares of the Common Stock purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  The Board of Directors of the Company shall determine the computation made hereunder.  In the case of (a) any consolidation, merger, or sale affecting the Company and calling for the payment of cash or the delivery of property to stockholders of the Company, or (b) any voluntary or involuntary dissolution, liquidation, or winding up of the Company shall at any time be proposed, the Company shall give at least 20 days’ prior written notice thereof to the Holder stating the date on which such event is to take place and the date (which shall be at least 20 days after the giving of such notice) as of which the holders of record of shares of the Common Stock shall be entitled to participate in any such event.  If the Holder does not elect to exercise any part of this Warrant as a result of any such notice, the Holder shall have no right with respect to any portion of this Warrant which shall remain unexercised to participate in (x) any such cash or other property resulting from any such consolidation, merger or sale, or (y) any voluntary or involuntary dissolution, liquidation, or winding up of the Company.

5.

Stockholders’ Rights.  Until the valid exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the shares of the Common Stock covered by this Warrant; but immediately upon the exercise of this Warrant and upon payment as provided herein, the Holder shall be deemed a record holder of the shares of the Common Stock.

6.

Manner of Exercise.  In order to exercise this Warrant, the Holder shall surrender this Warrant, duly endorsed or assigned to the Company or, in blank, at the office of the Company, accompanied by (a) written Form of Election to Purchase attached hereto (the “Exercise Notice”) that the Holder elects to exercise this Warrant or, if less than the entire amount thereof is to be exercised, the portion thereof to be exercised, and (b) payment of the purchase price of the shares of the Common Stock to be purchased on such exercise, in cash or by cashier’s or certified check.

This Warrant shall be deemed to have been exercised immediately prior to the close of business on the day of surrender of this Warrant for exercise in accordance with the foregoing provisions, and at such time the person or persons entitled to receive the shares of the Common Stock issuable upon exercise shall be treated for all purposes as the record holder or holders of the shares of the Common Stock at such time.  As promptly as practicable on or after the exercise date, but in no event later than three business days, the Company shall issue and shall deliver to the Holder a certificate or certificates for the number of full shares of the Common Stock issuable upon exercise.

In case this Warrant is exercised in part only, upon such exercise the Company shall execute and deliver to the Holder thereof, at the expense of the Company, a new Warrant to purchase, in the aggregate, in the number of shares of the Common Stock covered by the unexercised portion of this Warrant.

7.

Cashless Exercise.  Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the “Net Number” of the shares of the Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A = The total number of the shares of the Common Stock with respect to which this Warrant is then being exercised.

B = The average of the closing sale price of the shares of the Common Stock (as reported by Bloomberg) on the five trading days immediately preceding the date of the Exercise Notice.

C = The Exercise Price then in effect for the applicable shares of the Common Stock at the time of such exercise.

8.

Limitation on Exercise.  The Holder (including any successor, transferee or assignee) shall not have the right to convert any portion of this Warrant to the extent that after giving effect to such exercise, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of the Common Stock of the Company outstanding immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the number of shares of the Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of the Common Stock issuable upon conversion of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of the Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise of the unexercised or non-converted portion of any other securities of the Company (including, without limitation, any other notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  For purposes of this paragraph, in determining the number of outstanding shares of the Common Stock, the Holder may rely on the number of outstanding shares of the Common Stock as reflected in (x) the Company’s most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company, or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of the Common Stock outstanding.  For any reason at any time, during regular business hours of the Company and upon the written request of the Holder, the Company shall within two business days confirm in writing to the Holder the number of shares of the Common Stock then outstanding.  In any case, the number of outstanding shares of the Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of the Common Stock was reported.  By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (A) any such increase will not be effective until the 61st day after such notice is delivered to the Company, (B) any such increase or decrease will apply only to the Holder and not to any other holder of warrants, and (C) and in no case shall the Holder or its Affiliates acquire in excess of 9.999% of the outstanding shares of the Common Stock or the voting power of the Company.

9.

Representations and Covenants of the Holder.  The Holder represents and covenants that this Warrant has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities law.  This Warrant has been purchased for investment only and not with a view to distribution or resale, and may not be sold, pledged, hypothecated or otherwise transferred unless this Warrant or the shares of the Common Stock represented hereby are registered under the Securities Act, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required.  A legend in substantially the following form will be placed on any certificates or other documents evidencing the shares of the Common Stock to be issued upon any exercise of this Warrant:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Further, stop transfer instructions to the transfer agent of the shares of the Common Stock have been or will be placed with respect to the shares of the Common Stock so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in this paragraph.

10.

Fractional Warrants.  Upon the exercise of this Warrant, no fractions of shares of the Common Stock shall be issued; but fractional Warrants shall be delivered, entitling the Holder, upon surrender with other fractional Warrants aggregating one or more full shares of the Common Stock, to purchase such full shares of the Common Stock.

11.

Registration Obligation.  The Company has not agreed to file and the Company does not anticipate the filing of a registration statement under the Securities Act to allow a public resale of this Warrant or the resale of any shares of the Common Stock issued upon the exercise of this Warrant.

12.

Loss, Theft, Destruction of Warrant.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

13.

Arbitration.  Any controversy or claim arising out of or relating to this Warrant, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA Rules”) in effect as of the effective date of this Warrant.  The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules.  The situs of the arbitration shall be Chester, Maryland.  Upon the application of either party to this Warrant, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party’s interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Warrant, and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party’s interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Warrant.  Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

14.

Benefit.  All the terms and provisions of this Warrant shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assigns.

15.

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission or email followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. John E. Baker at 1213 Culbreth Drive, Chester, Maryland 21619, telephone (443) 519-0129, and email John.Baker@inwaretechnologies.com; and if to the Holder addressed to Stephen H. Marcus, Esq. at 1730 Rhode Island Ave. N.W. Suite 713, Washington, D.C. 20036, and email stephen@marcusfirm.net.  Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

16.

Construction.  Words of any gender used in this Warrant shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.  In addition, the pronouns used in this Warrant shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

17.

Headings.  The headings used in this Warrant are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Warrant, and in no way effect or constitute a part of this Warrant.

18.

Invalidity.  In the event any one or more of the provisions contained in this Warrant shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Warrant.

19.

Law Governing.  This Warrant shall be construed and governed by the laws of the State of Delaware, and all obligations hereunder shall be deemed performable in Harris County, Texas.

IN WITNESS WHEREOF, this Warrant has been issued on August 30, 2010.

VR HOLDINGS, INC.

By______________________________
      John E. Baker, Chairman

FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of the Common Stock under the foregoing Warrant)

To: VR HOLDINGS, INC.

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the “Common Stock”), $0.000001 par value, of VR Holdings, Inc. and encloses one Warrant and $0.10 for each share of the Common Stock being purchased or an aggregate of $________________ as a credit on amounts owed by the Company to the undersigned, or in cash or certified or official bank check or checks, which sum represents the aggregate exercise price together with any applicable taxes payable by the undersigned pursuant to the Warrant.  Provided, however, in lieu of making the cash payment otherwise contemplated in payment of the Exercise Price, the undersigned hereby elects to receive upon such exercise the “Net Number” of the shares of the Common Stock pursuant to the Cashless Exercise provisions of the Warrant.

The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

___________________________________________

___________________________________________

___________________________________________

(Please print name and address)

____________________________________________

(Please insert Social Security or Tax Identification Number)

If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

___________________________________________

___________________________________________

___________________________________________

(Please print name and address)

____________________________________________

(Please insert Social Security or Tax Identification Number)

If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

___________________________________________

___________________________________________

___________________________________________

(Please print name and address)

Dated _____________

Name of Holder:

(Print)_________________________________________

(By)___________________________________________

(Name)_________________________________________

(Title)__________________________________________

Signature must conform in all respects to name of the Holder as specified on the face of the Warrant.